UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 28, 2006

AltiGen Communications, Inc.
(Exact name of Registrant as specified in charter)

Delaware	000-27427	94-3204299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Cushing Parkway, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 252-9712

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 28, 2006, Deloitte & Touche LLP (“D&T”) was dismissed as the independent registered public accounting firm of AltiGen Communications, Inc. (the “Company”). The Audit Committee of the Company’s Board of Directors approved such dismissal for economic reasons.

The audit reports of D&T on the consolidated financial statements of the Company as of and for the years ended September 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the years ended September 30, 2005 and 2004, and the subsequent interim period through June 28, 2006, there were no: (1) disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of D&T would have caused D&T to make reference to the subject matter of the disagreement in connection with its report, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided D&T with a copy of the foregoing disclosure and has requested that D&T furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not D&T agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter from D&T, dated July 5, 2006, is attached to this Form 8-K as Exhibit 16.1.

(b) Effective July 3, 2006, the Audit Committee of the Board of Directors of the Company engaged Moss-Adams LLP (“Moss-Adams”) as its independent registered public accounting firm. During the Company’s most recent two years ended September 30, 2005 and 2004 through July 3, 2006, neither the Company nor anyone acting on its behalf consulted with Moss-Adams regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Moss-Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

16.1                         Letter from Deloitte & Touche LLP dated July 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AltiGen Communications, Inc.

Date: July 5, 2006	By:	/s/ Philip M. McDermott
Philip M. McDermott Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

16.1	Letter from Deloitte & Touche LLP dated July 5, 2006.